EXECUTION VERSION
AMENDMENT NO. 13 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 6, 2024
among
NOVELIS INC.,
as Canadian Borrower,
NOVELIS CORPORATION
as a U.S. Borrower,
THE OTHER SUBSIDIARIES OF CANADIAN BORROWER
PARTY HERETO AS BORROWERS,
AV MINERALS (NETHERLANDS) N.V., AS HOLDINGS,
THE OTHER GUARANTORS PARTY HERETO,
THE THIRD PARTY SECURITY PROVIDER,
THE LENDERS PARTY HERETO,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Collateral Agent, and U.S. Swingline Lender,
WELLS FARGO BANK, N.A. (LONDON BRANCH),
as European Swingline Lender, and
THE ISSUING BANKS PARTY HERETO.

This AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 6, 2024, is entered into among NOVELIS INC., a corporation amalgamated under the Canada Business Corporations Act and having its corporate office at One Phipps Plaza, 3550 Peachtree Road, Suite 1100, Atlanta, GA 30326, USA (the “Canadian Borrower”), NOVELIS CORPORATION, as a U.S. borrower, the other U.S. borrowers party hereto (collectively, the “U.S. Borrowers”), NOVELIS UK LTD, as a U.K. borrower (“Novelis UK”), NOVELIS AG, as a Swiss borrower (“Novelis AG”), NOVELIS DEUTSCHLAND GMBH, as a German borrower (“Novelis Deutschland”),
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AV MINERALS (NETHERLANDS) N.V., a corporation organized under the laws of the Netherlands (“Holdings”), the other LOAN PARTIES (as defined in the Amended Credit Agreement referred to below) party hereto, NOVELIS ITALIA S.P.A. (the “Third Party Security Provider”), the LENDERS party hereto, the ISSUING BANKS party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, and together with its successors in such capacity, “Administrative Agent”), as collateral agent (in such capacity, and together with its successors in such capacity, “Collateral Agent”), and as U.S. swingline lender (in such capacity, and together with its successors in such capacity, “U.S. Swingline Lender”), and WELLS FARGO BANK, N.A. (LONDON BRANCH), as European swingline lender (in such capacity, and together with its successors in such capacity, “European Swingline Lender”).
RECITALS
WHEREAS, the Borrowers party thereto, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent, the lenders party thereto immediately prior to the Amendment Effective Date (as defined below) (the “Existing Lenders”), the issuing banks party thereto, and the other parties from time to time party thereto, entered into that certain Second Amended and Restated Credit Agreement, dated as of October 6, 2014 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, and as amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, on March 20, 2024, the Canadian Borrower made a $100 million cash Dividend to Holdings, in a manner permitted under the Credit Agreement;
WHEREAS, at the time of the Dividend of the Specified Initial Cash to Holdings, the Designated Company certified to the Administrative Agent that the Dividend of the Specified Initial Cash from Holdings to Hindalco was permitted under the Credit Agreement;
WHEREAS, Holdings did not distribute the Specified Initial Cash to Hindalco, and such cash remains at Holdings as of the date hereof;
WHEREAS, the Canadian Borrower has requested amendments to the Credit Agreement as herein set forth;
WHEREAS, the Borrowers, the other Loan Parties, the Third Party Security Provider, the Administrative Agent, the Collateral Agent and the Lenders party hereto (which Lenders constitute the Required Lenders under the Credit Agreement), have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided;
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
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Section 1.    Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.
Section 2.    Amendments; Authorization.
2.01    Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(i)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
“Excluded Holdings Cash” shall mean Hindalco Contributed Cash and Novelis Distributed Cash.
“Excluded Holdings Investment” shall mean any Investment by Holdings (other than any Investment in the Designated Company or any of its Subsidiaries; and not, for the avoidance of doubt, the incurrence or issuance of Indebtedness by Holdings) funded solely with Excluded Holdings Cash.”
“Hindalco Contributed Cash” shall mean any cash received by Holdings from Hindalco or any of its Affiliates (other than a Company), whether pursuant to an equity contribution or other Investment (solely to the extent that such Investment would not constitute Indebtedness of Holdings), so long as such cash is (i) used to fund an Excluded Holdings Investment or (ii) otherwise used in the business of the Companies, in the case of this clause (ii), in a manner not prohibited by the Loan Documents.
“Novelis Distributed Cash” shall mean (a) the Specified Initial Cash, and (b) any cash received by Holdings from one or more Specified Permitted Dividends from the Designated Company, so long as such cash is (i) used to fund an Excluded Holdings Investment or (ii) otherwise used in the business of the Companies, in the case of this clause (ii), in a manner not prohibited by the Loan Documents.
“Specified Initial Cash” shall mean cash in the amount of $100 million received by Holdings from the Canadian Borrower on March 20, 2024.
“Specified Permitted Dividend” shall mean a Dividend by the Designated Company to Holdings, solely to the extent that (i) such Dividend, at the time it is made, and assuming for purposes of this definition that it was made by Holdings to Hindalco, is not prohibited by the Loan Documents and (ii) the Designated Company certifies to the Administrative Agent as to the foregoing, which certification shall specify the amount and date of such Dividend, and the provision in Section 6.08 that it is using and complying with to make such Dividend.”.
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(ii)    The definition of “Excluded Property” in Section 1.01 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (m), inserting the word “and” at the end of clause (n), and inserting the following as a new clause (o) immediately following clause (n):
“(o) except as otherwise provided in Section 6.15(a), all property of Holdings other than Equity Interests of the Designated Company.”.
(iii)    The definition of “Restricted Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended by adding the following at the end of clause (i) thereof: “or any Excluded Holdings Investment”.
(iv)    The definition of “Series of Cash Neutral Transactions” in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding the foregoing, for purposes of this definition and the definition of Initiating Company, references to “Companies” and “Company” herein excludes Holdings, and, for the avoidance of doubt, Holdings, and the assets of Holdings, shall not be included in any Series of Cash Neutral Transactions.”.
(v)    The first paragraph of Article VI of the Credit Agreement is hereby amended and restated as follows:
“Each Loan Party warrants, covenants and agrees with each Lender that, from and after the Closing Date, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full, unless the Required Lenders (and such other Lenders whose consent may be required under Section 11.02) shall otherwise consent in writing, no Loan Party (with respect to Section 6.08 only, other than Holdings) will, nor will Holdings or any other Loan Party cause or permit any Restricted Subsidiaries to:”.
(vi)    Section 6.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything to the contrary contained in this Section 6.01, Holdings shall not incur, create, assume or permit to exist, directly or indirectly, any Indebtedness of Holdings, other than Indebtedness under Section 6.01(a); (b)(ii) and (iii) (in each case, solely in the form of Contingent Obligations in respect thereof); (i)(i) (solely as it relates to Contingent Obligations in respect of obligations under clause (b)(ii), (b)(iii), (l), (v) and (w)); (j); (l) (solely in the form of Contingent Obligations in respect thereof); (r) (other than any such Indebtedness in respect of any Cash Pooling Arrangement or other pooled account arrangements and netting arrangements); (v) (solely in the form of Contingent
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Obligations in respect thereof); and (w) (solely in the form of Contingent Obligations in respect thereof).”.
(vii)    Section 6.02 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything to the contrary contained in this Section 6.02, Holdings shall not incur, create, assume or permit to exist, directly or indirectly, any Lien on any property now owned or hereafter acquired by Holdings or on any income or revenues or rights in respect of any thereof, other than Liens under Section 6.02(a) (solely to the extent relating to Taxes of Holdings); (e) (solely to the extent relating to a judgment against Holdings); (j) (solely to the extent securing obligations owed by Holdings, and not in respect of any Cash Pooling Arrangement or other pooled account arrangements and netting arrangements); (k) (solely to the extent that such Liens do not attach to assets of Holdings that would constitute Excluded Property hereunder (unless such assets cease to constitute Excluded Property prior to the time any such Lien is granted, and so long as a Lien over such assets is granted in favor of the Collateral Agent to secure the Secured Obligations substantially concurrently therewith)); (o) (solely in the case of Liens securing refinancings of Indebtedness secured by any Lien permitted by clause (k) of Section 6.02); and (ee) (solely to the extent securing obligations owed by Holdings, and not in respect of any Cash Pooling Arrangement or other pooled account arrangements and netting arrangements)”.
(viii)    Section 6.03 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything to the contrary contained in this Section 6.03, Holdings shall not enter into any Sale and Leaseback Transaction.”.
(ix)    Section 6.04 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything to the contrary contained in this Section 6.04, Holdings shall not, directly or indirectly, make any Investment, other than Investments under Section 6.04(c)(ii) and (iii) (solely to the extent constituting a transaction that Holdings would be permitted to make under this Agreement), (i) (so long as such Investment does not result, directly or indirectly, in the incurrence of Indebtedness or any Contingent Obligations by Holdings or any other Person); (q) (solely as it relates to Contingent Obligations permitted by Section 6.01(i)); and (z).”.
(x)    Section 6.04 of the Credit Agreement is hereby further amended by deleting the word “and” at the end of clause (x), inserting the word “and” at the end of clause (y), and inserting the following as a new clause (z) immediately following clause (y):
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“(z) any Excluded Holdings Investment;”.
(xi)    Section 6.05 of the Credit Agreement is hereby amended by adding the following clause (h) at the end thereof:
“(h)    Notwithstanding anything to the contrary contained in this Section 6.05, Holdings shall not wind up, liquidate or dissolve its affairs or enter into any transaction of merger, amalgamation or consolidation (or agree to do any of the foregoing at any future time).”.
(xii)    Section 6.06 of the Credit Agreement is hereby amended by:
(A)    amending and restating clause (u) thereof as follows:
“(u) to the extent constituting an Asset Sale, (i) the Ulsan Share Sale, (ii) a Qualified IPO, (iii) a Qualified Borrower IPO, and (iv) any Excluded Holdings Investment;”; and
(B)    adding the following sentences at the end thereof:
“Notwithstanding anything to the contrary contained in this Section 6.06, Holdings shall not, directly or indirectly, effect any Asset Sale, other than Asset Sales under Section 6.06(f) (solely to the extent constituting a transaction that Holdings would be permitted to make under this Agreement); (o) (but subject to the limitations set forth in the last sentence of Section 6.04); (p)(A); (u)(ii), (iii) and (iv).”.
(xiii)    Section 6.07 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything to the contrary contained in this Section 6.07, Holdings shall not be or become a party to any existing or new pooled account, netting agreement or any Cash Pooling Arrangement or incur any fees, costs, expenses, indemnification obligations or other obligations in respect of any of the foregoing.”.
(xiv)    Section 6.08 of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.
(xv)    Section 6.09(d) of the Credit Agreement is hereby amended and restated as follows:
“reasonable and customary director, officer and employee compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and indemnification arrangements, in each case approved by the Board of Directors of the Designated Company, and solely to the extent
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attributable to the ownership or operation of the Canadian Borrower and its Subsidiaries;”.
(xvi)    Section 6.09 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything to the contrary contained in this Section 6.09, with respect to any transactions with Affiliates of any Company involving Holdings, such transactions shall only be permitted under this Section 6.09 to the extent that Holdings would not be prohibited from entering into and consummating such transaction pursuant to the last sentence of each of Sections 6.01, 6.02, 6.03, 6.04, 6.05, 6.06, 6.07, or 6.12, 6.13, 6.15; the definition of Series of Cash Neutral Transactions; or Section 6.09(a), (f), (g), (k), (n) or (o).”.
(xvii)    Section 6.09 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (m), inserting the word “and” at the end of clause (n), and inserting the following as a new clause (o) immediately following clause (n):
“(o) any Excluded Holdings Investment;”.
(xviii)    Section 6.12 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything to the contrary contained in this Section 6.12, Holdings shall not permit any Subsidiary (other than the Companies) or any Excluded Holdings Investment to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary of the Designated Company to take any of the actions described in clauses (a), (b) and (c) in the first sentence of this Section 6.12.”.
(xix)    Section 6.13 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything to the contrary contained in this Section 6.13, Holdings shall not Issue or permit the Designated Company to issue any Disqualified Capital Stock.”.
(xx)    Section 6.15(a) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything to the contrary contained in Section 6.15(a), Holdings shall not make or borrow any intercompany loans to or from any other Company (whether pursuant to Section 6.15(a)(ii) or (iii) or otherwise), in each case unless arrangements reasonably satisfactory to the Collateral Agent shall have been made to pledge the note, loan agreement, and rights in respect of such
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intercompany loan and the rights to payment in respect thereof, and upon such pledge, such assets shall not constitute Excluded Property.”.
(xxi)    Section 6.15(a) of the Credit Agreement is hereby further amended by deleting the “.” at the end thereof and replacing it with the following:
“; provided, that the foregoing shall not prohibit Holdings from acquiring, holding, making or managing any Excluded Holdings Investment.”.
Section 3.    Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied, or duly waived by the Lenders party hereto and the Agents party hereto:
(a)    Executed Amendment. The Administrative Agent shall have received this Amendment, duly executed by each of the Loan Parties, the Third Party Security Provider, the Lenders party hereto (which constitute the Required Lenders under the Credit Agreement), the Issuing Banks party hereto, the Administrative Agent and the Collateral Agent.
(b)    Representations and Warranties. Each of the representations and warranties contained in Section 4 below and in any other Loan Document shall be true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof.
(c)    No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment.
Section 4.    Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent, the Collateral Agent and each Lender and Issuing Bank as follows:
(a)    After giving effect to this Amendment, each of the representations and warranties in the Amended Credit Agreement or in any other Loan Document are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) as of such earlier date.
(b)    The execution and delivery by the Borrowers, the other Loan Parties and the Third Party Security Provider of this Amendment, and the performance of this Amendment and the Amended Credit Agreement by the Borrowers, the other Loan Parties and the Third Party
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Security Provider (as applicable), in each case have been duly authorized by all requisite organizational action on its part and will not violate any of its Organizational Documents.
(c)    This Amendment has been duly executed and delivered by Novelis Inc., the Borrowers, the other Loan Parties and the Third Party Security Provider, and each of this Amendment and the Amended Credit Agreement constitutes the Borrowers’, the other Loan Parties’ and the Third Party Security Provider’s, as applicable, legal, valid and binding obligation, enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.
(d)    After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.
Section 5.    Authorization of Lien Releases.
(a)    The Collateral Agent is hereby authorized by the Required Lenders to release any Lien on any assets of Holdings that, after giving effect to this Amendment, constitutes Excluded Property and to execute and deliver any lien releases, instruments or other documents, and to make any filings, reasonably requested by Holdings in order to give effect to such release.
Section 6.    Continuing Effect; Liens and Guarantees; No Novation.
(a)    Each of the Loan Parties and the Third Party Security Provider hereby consents to this Amendment and the Amended Credit Agreement. Each of the Loan Parties and the Third Party Security Provider hereby acknowledges and agrees that all of its Secured Obligations, including all Liens and (in the case of the Loan Parties) Guarantees granted to the Secured Parties under the applicable Loan Documents, are ratified and reaffirmed and that such Liens and Guarantees shall continue in full force and effect on and after Amendment Effective Date to secure and support the Secured Obligations. Each of the Loan Parties hereby further ratifies and reaffirms the validity, enforceability and binding nature of the Secured Obligations.
(b)    Holdings, the Canadian Borrower and each Subsidiary Guarantor hereby (i) acknowledges and agrees to the terms of this Amendment and the Amended Credit Agreement and (ii) confirms and agrees that, each of its Guarantee and any Foreign Guarantee is, and shall continue to be, in full force and effect, and shall apply to all Secured Obligations without defense, counterclaim or offset of any kind and each of its Guarantee and any such Foreign Guarantee is hereby ratified and confirmed in all respects. Each of the Borrowers hereby confirms its liability for the Secured Obligations, without defense, counterclaim or offset of any kind.
(c)    Holdings (except as provided herein and in the Amended Credit Agreement), each of the Borrowers, the other Loan Parties and the Third Party Security Provider hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted by it to the Collateral Agent for the benefit of the Secured Parties to secure any of the Secured Obligations by Holdings, the Borrowers, any other
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Loan Party and the Third Party Security Provider pursuant to the Loan Documents to which any of Holdings, the Borrowers, any other Loan Party or the Third Party Security Provider is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, and except as expressly amended by this Amendment, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Amended Credit Agreement.
(d)    Without limiting the generality of this Section 6, Section 7 or Section 8, (i) neither this Amendment, the Amended Credit Agreement, nor any other Loan Document entered into in connection herewith or therewith, shall extinguish the “Secured Obligations” (or any term of like import) as defined or referenced in each Security Agreement, or the “Secured Obligations” under and as defined in the Credit Agreement (collectively, the “Loan Document Secured Obligations”), or discharge or release the priority of any Loan Document, and any security interest previously granted pursuant to each Loan Document is hereby reaffirmed and each such security interest continues in effect and secures the Loan Document Secured Obligations, (ii) nothing contained herein, in the Amended Credit Agreement or any other Loan Document entered into in connection herewith or therewith shall be construed as a substitution or novation of all or any portion of the Loan Document Secured Obligations or instruments securing any of the foregoing, which shall remain in full force and effect and shall continue as obligations under the Amended Credit Agreement, and (iii) nothing implied in this Amendment, the Amended Credit Agreement or any other Loan Document entered into in connection herewith or therewith, or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party or the Third Party Security Provider from any of its Loan Document Secured Obligations, it being understood that such obligations shall continue as obligations under the Amended Credit Agreement.
Section 7.    U.S. Reaffirmation.
(a)    Each Reaffirming Party hereby confirms its guarantees, assignments, pledges and grants of security interests, as applicable, under each Guarantee, the Amended U.S. Security Agreement, and each other U.S. Security Agreement to which it is a party, and agrees that such guarantees, assignments, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Collateral Agent for the benefit of the Secured Parties.
(b)    Each Reaffirming Party hereby confirms and agrees that the “Secured Obligations” (or any term of like import) as defined or referenced in any Guarantee, the Amended U.S. Security Agreement, and any other U.S. Security Agreement will include the “Secured Obligations” as defined in the Amended Credit Agreement.
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Section 8.    Reference to and Effect on the Loan Documents.
(a)    Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents (including all exhibits and schedules to each of the Credit Agreement and the other Loan Documents) are and shall remain in full force and effect and are hereby ratified and confirmed. The amendments provided for herein and in the exhibit attached hereto are limited to the specific provisions of the Credit Agreement specified herein and therein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or any Lender’s or any Issuing Bank’s willingness to amend or waive, any other provisions of the Credit Agreement, as amended hereby or thereby, or the same sections or any provision of any other Loan Document for any other date or purpose.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.
(c)    The execution and delivery of this Amendment by any Loan Party or the Third Party Security Provider shall not constitute a joinder by, or agreement to be bound by the terms of, any Loan Document to which such Loan Party or the Third Party Security Provider is not a party.
(d)    This Amendment shall constitute a Loan Document.
Section 9.    Further Assurances; Post-Closing Requirements.
(a)    Each Borrower, each other Loan Party and the Third Party Security Provider hereby agrees to execute any and all further documents, agreements and instruments and take all further actions that the Administrative Agent deems reasonably necessary or advisable in connection with this Amendment, including to continue and maintain the effectiveness of the Liens and guarantees provided for under the Loan Documents, with the priority contemplated under the Loan Documents. The Administrative Agent and the Collateral Agent are hereby authorized by the Lenders and the Issuing Banks to enter into all such further documents, agreements and instruments, and to file all financing statements deemed by the Administrative Agent to be reasonably necessary or advisable in connection with this Amendment.
Section 10.    Counterparts.
(a)    This Amendment and any notices delivered under this Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the
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same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to the Administrative Agent under this Amendment.
(b)    This Amendment and any notices delivered under this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy or electronic image scan transmission (e.g., PDF via electronic email) of an executed signature page and any notices as set forth herein shall constitute receipt by the Administrative Agent and shall be as effective as delivery of a manually executed counterpart of the Amendment or notice.
Section 11.    Governing Law. This Amendment and any dispute, claim, counterclaim or cause of action arising hereunder or relating hereto (whether in contract, tort or otherwise and in law or equity) and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
Section 12.    Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
Section 13.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
Section 14.    Submission to Jurisdiction; Waiver of Venue. Sections 11.09(b) and (c) of the Credit Agreement are hereby incorporated by reference mutatis mutandis.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, on the date first indicated above.
NOVELIS INC., as the Canadian Borrower, Administrative Borrower and a Canadian Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
AV MINERALS (NETHERLANDS) N.V., as Holdings and a Dutch Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS CORPORATION, as a U.S. Borrower and a Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS GLOBAL EMPLOYMENT ORGANIZATION, INC., as a U.S. Borrower and a Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS SOUTH AMERICA HOLDINGS LLC, as a U.S. Borrower and a Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS HOLDINGS INC.,
as a U.S. Borrower and a Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS UK LTD, as U.K. Borrower and a U.K. Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney
NOVELIS EUROPE HOLDINGS LIMITED,
as a U.K. Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney
NOVELIS SERVICES LIMITED,
as a U.K. Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS AG, as Swiss Borrower, European Administrative Borrower and a Swiss Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS SWITZERLAND SA,
as a Swiss Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

4260848 CANADA INC., as a Canadian Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
4260856 CANADA INC., as a Canadian Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
8018227 CANADA INC., as a Canadian Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNED AND DELIVERED AS A DEED
for and on behalf of NOVELIS ALUMINIUM HOLDING UNLIMITED COMPANY by its lawfully appointed attorney,
as Irish Guarantor
in the presence of:
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney
witness:
By:    /s/ Kristine Galinis
Name:    Kristine Galinis
Title:    Executive Assistant
Address:     3550 Peachtree Rd NE, Suite 1100
    Atlanta, GA 30326

Occupation: Executive Assistant

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS DEUTSCHLAND GMBH,
as a German Borrower and a German Guarantor
By:    /s/ Siegfried Adloff
Name:    Siegfried Adloff
Title:    Managing Director
[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS SHEET INGOT GMBH,
as a German Guarantor
By:    /s/ Peter Haycock
Name:    Peter Haycock
Title:    Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS DO BRASIL LTDA.,
as Brazilian Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney-in-Fact
witness:
By:    /s/ Kristine Galinis
Name:    Kristine Galinis
Title:    Executive Assistant
witness:
By:    /s/ Chirag Shah
Name:    Chirag Shah
Title:    VP, Deputy General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS PAE S.A.S., as French Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS MEA LTD, a Company Limited by Shares under the Companies Law of the Dubai International Financial Centre,
as Dubai Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS ITALIA S.P.A., as Third Party Security Provider
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS ALR ALUMINUM HOLDINGS CORPORATION, as a U.S. Borrower and a Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR INTERNATIONAL, INC., as a U.S. Borrower and a Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR ROLLED PRODUCTS, INC., as a U.S. Borrower and a Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR ASSET MANAGEMENT CORPORATION, as a U.S. Borrower and a Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS ALR ROLLED PRODUCTS, LLC, as a U.S. Borrower and a Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR ROLLED PRODUCTS SALES CORPORATION, as a U.S. Borrower and a Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR RECYCLING OF OHIO, LLC, as a U.S. Borrower and a Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR ALUMINUM-ALABAMA, LLC, as a U.S. Borrower and a Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR ALUMINUM, LLC, as a U.S. Borrower and a Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS DEUTSCHLAND HOLDING GMBH, as a German Guarantor By: /s/ Roland Leder Name: Roland Leder Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS KOBLENZ GMBH, as a German Guarantor and a German Borrower By: /s/ Nils Leonhardt Name: Nils Leonhardt Title: Managing Director
[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS CASTHOUSE GERMANY GMBH, as a German Guarantor and a German Borrower By: /s/ Nils Leonhardt Name: Nils Leonhardt Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS NETHERLANDS B.V., as a Dutch Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, U.S. Swingline Lender and as a Lender
By:    /s/ Brandi Petrucci
    Name: Brandi Petrucci
    Title: Director, Authorized Signatory
WELLS FARGO BANK, N.A. (LONDON BRANCH), as European Swingline Lender
By:    __________________
    Name: Alison Powell
    Title: Authorized Signatory
[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, U.S. Swingline Lender and as a Lender
By:    /s/ Brandi Petrucci
    Name: Brandi Petrucci
    Title: Director, Authorized Signatory
WELLS FARGO BANK, N.A. (LONDON BRANCH), as European Swingline Lender
By:    /s/ Nigel Hogg    ____________
    Name: Nigel Hogg
    Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Issuing Bank
By:    /s/ Brandi Petrucci
    Name: Brandi Petrucci
    Title: Director, Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Thomas Pietro
Name: Thomas Pietro Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as an Issuing Bank
By:	/s/ Thomas Pietro
Name: Thomas Pietro Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF MONTREAL, as a Lender
By:	/s/ Beth Izzo
Name: Beth Izzo Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BARCLAYS BANK IRELAND PLC, as a Lender
By:	/s/ Mark Pope
Name: Mark Pope Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BARCLAYS BANK PLC, as an Issuing Bank
By:	/s/ Charlene Saldanha
Name: Charlene Saldanha Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BNP PARIBAS, as a Lender
By:	/s/ Zachary Kaiser
Name: Zachary Kaiser Title: Director

By:	/s/ Delphine Gaudiot
Name: Delphine Gaudiot Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A., as a Lender
By:	/s/ Allister Chan
Name: Allister Chan Title: Vice President & Director

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender and an Issuing Bank
By:	/s/ Philip Tancorra
Name: Philip Tancorra Title: Director

By:	/s/ Suzan Onal
Name: Suzan Onal Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

HSBC BANK USA, NA, as a Lender
By:	/s/ Pradipto Sen
Name: Pradipto Sen Title: Director, Global Banking

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ING CAPITAL LLC, as a Lender
By:	/s/ Jean Grasso
Name: Jean Grasso Title: Managing Director

By:	/s/ Brent Phillips
Name: Brent Phillips Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

JP MORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Ahmed Ali
Name: Ahmed Ali Title: VP

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MIZUHO BANK, LTD., as a Lender
By:	/s/ Donna DeMagistris
Name: Donna DeMagistris Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Attached is the signature page from Morgan Stanley for Novelis Inc.
Please send closing sets and all related documentation to:
Morgan Stanley
One Utah Center
201 South Main Street, 5th Floor
Salt Lake City, Utah 84111
Attention: Carrie Johnson
Phone: 801-236-3655
[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MORGAN STANLEY BANK, N.A., as a Lender
By:	/s/ Karina Rodriquez
Name: Karina Rodriguez Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, N.A., as a Lender
By:	/s/ Ryan Maloy
Name: Ryan Maloy Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

REGIONS BANK, as a Lender
By:	/s/ John Hails
Name: John Hails Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

STANDARD CHARTERED BANK, as a Lender
By:	/s/ Ambrish Mathur
Name: Ambrish Mathur Title: Head of Global Subsidiaries, Americas

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

TRUIST BANK, as a Lender
By:	/s/ Edvta Bielawski
Name: Edvta Bielawski Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (CANADA BRANCH), as a Lender

By:     / s/ Andrew Sidford
Name:    Andrew Sidford
Title:    Managing Director

By:     / s/ Gordon Yip
Name:    Gordon Yipd
Title:    Director

[SIGNATURE PAGE TO AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Exhibit A
Section 6.08 Dividends
Section 6.08    Dividends. Declare or pay, directly or indirectly, any Dividends, except that the following shall be permitted:
(a)    (i) Dividends by any Company to the Canadian Borrower or a Wholly Owned Subsidiary of the Canadian Borrower and (ii) Dividends by the Canadian Borrower payable solely in Qualified Capital Stock;
(b)    (i) Dividends by any Subsidiary of the Canadian Borrower that is not a Loan Party to any Wholly Owned Subsidiary of the Canadian Borrower that is not a Loan Party and (ii) cash Dividends by any Subsidiary of the Canadian Borrower that is not a Loan Party to the holders of its Equity Interests on a pro rata basis;
(c)    (A) to the extent actually used by Holdings to pay such franchise taxes; costs and expenses; and fees, payments by the Designated Company to or on behalf of Holdings in an amount sufficient to pay franchise taxes; costs; expenses; and other fees solely required to maintain the legal existence of Holdings, (B) payments by the Designated Company to or on behalf of Holdings in an amount sufficient to pay out-of-pocket legal, accounting and filing costs and other expenses in the nature of overhead in the ordinary course of business of Holdings, and (C) management, consulting, monitoring and advisory fees and related expenses and termination fees pursuant to a management agreement with one or more Specified Holders relating to the Designated Company (collectively, the “Management Fees”), in the case of clauses (A), (B) and (C) in an aggregate amount not to exceed in any calendar year the greater of (i) $20,000,000 and (ii) 1.5% of the Designated Company’s Consolidated EBITDA (Leverage) in the prior calendar year;
(d)    the Designated Company may pay cash Dividends to the holders of its Equity Interests; provided that the Dividends described in this clause (d) shall not be permitted if the Availability Conditions are not satisfied on the date of payment thereof;
(e)    [reserved];
(f)    to the extent constituting a Dividend, payments permitted by Section 6.09(d) that do not relate to Equity Interests;
(g)    Dividends by any Subsidiary of the Canadian Borrower to the Canadian Borrower or any other Subsidiary of the Canadian Borrower that are part of a Series of Cash Neutral Transactions; provided no Default has occurred and is continuing;
(h)    following a Qualified IPO, Dividends paid to Holdings (which may pay the proceeds thereof to the holders of its Equity Interests) or, in the case of a Qualified Canadian Borrower IPO, its other equity holders, of up to 6% of the net cash proceeds received by (or contributed
1153752.03-CHISR01A - MSW

to the capital of) the Designated Company in or from such Qualified IPO in any fiscal year; and
(i)    Dividends to repurchase Equity Interests of the Canadian Borrower or any direct or indirect parent entity (or following a Qualified Canadian Borrower IPO, Equity Interests of the Canadian Borrower) from current or former officers, directors or employees of the Designated Company or any of its Restricted Subsidiaries or any direct or indirect parent entity (or permitted transferees of such current or former officers, directors or employees) (only to the extent attributable to the Canadian Borrower or any of its Subsidiaries); provided, however, that the aggregate amount of such repurchases shall not exceed (i) $10,000,000 in any calendar year prior to completion of a Qualified IPO, or (ii) $15,000,000 in any calendar year following completion of a Qualified IPO (with unused amounts in any calendar year being permitted to be carried over for the next two succeeding calendar years up to a maximum of (A) $20,000,000 in the aggregate in any calendar year prior to completion of a Qualified IPO, or (B) $30,000,000 in the aggregate in any calendar year following completion of a Qualified IPO).

1153752.03-CHISR01A - MSW